Exhibit 10.3

Exhibit B to the Fifth Amendment to Credit Agreement

Schedule 1.1

Existing Letters of Credit

"{***}"

Schedule 1.1 has been redacted as it is both not material and confidential.

Schedule 4.12

Material Real Estate

"{***}"

Schedule 4.12 has been redacted as it is both not material and confidential.

Schedule 4.23

Intellectual Property

"{***}"

Schedule 4.23 has been redacted as it is both not material and confidential.

Schedule 4.26

Insurance

"{***}"

Schedule 4.26 has been redacted as it is both not material and confidential.

Schedule 4.29

Bank Accounts, Securities Accounts and Commodities Accounts

"{***}"

Schedule 4.29 has been redacted as it is both not material and confidential.

Schedule 4.36

Hedging Agreements

"{***}"

Schedule 4.36 has been redacted as it is both not material and confidential.

Schedule 5.15

Specified Intellectual Property

"{***}"

Schedule 5.15 has been redacted as it is both not material and confidential.

Schedule 6.6

Permitted Investments

"{***}"

Schedule 6.6 has been redacted as it is both not material and confidential.

Schedule 6.11

Permitted Affiliate Transactions

"{***}"

Schedule 6.11 has been redacted as it is both not material and confidential.